                                 EXHIBIT 10.50

                                LEASE AGREEMENT

                            FOR THE DELPHI BUILDING

                              NORTHFIELD CROSSING

                      LONG LAKE ROAD AND CORPORATE DRIVE

                                TROY, MICHIGAN


                                LEASE AGREEMENT


                                    between


                          TROY DEVELOPMENT #2, L.L.C.


                                      and



                        DELPHI AUTOMOTIVE SYSTEMS LLC,
                     a Delaware limited liability company

                             Dated March 22, 2000

                              NORTHFIELD CROSSING
                              -------------------
                                 LEASE SUMMARY
                                 -------------


1.     Landlord:                      Troy Development #2, LLC
                                      ------------------------------------------

2.     Tenant:                        Delphi Automotive Systems LLC
                                      ------------------------------------------

3.     Guarantor:                     N/A
                                      ------------------------------------------

4.     Premises:                      The Entire Building located at Long Lake
                                      ------------------------------------------
                                      Road and Corporate Drive in Troy Michigan
                                      ------------------------------------------

5.     Rentable Square Feet:          107,152
                                      ------------------------------------------

6.     Usable Square Feet:            94,551
                                      ------------------------------------------

7.     Commencement Date:             May 1, 2000
                                      ------------------------------------------

8.     Expiration Date:               April 30, 2007
                                      ------------------------------------------

9.     Term:                          84 months
                                      ------------------------------------------

10.    Delivery Date:                 The Premises shall be delivered upon
                                      ------------------------------------------
                                      Substantial Completion of the Tenant
                                      ------------------------------------------
                                      Improvements
                                      ------------------------------------------

11.    Initial Base Rent (Annual):    $ 1,848,372
                                      ------------------------------------------

12.    Initial Base Rent (Monthly):   $ 154,031
                                      ------------------------------------------

13.    Increase in Base Rent:         See Section 1.3
                                      ------------------------------------------

14.    Security Deposit:              N/A
                                      ------------------------------------------

15.    Parking Spaces and
       Monthly Fee per Space:         4.2 parking spaces per each 1,000 square
                                      ------------------------------------------
                                      feet of rentable space in the Premises,
                                      ------------------------------------------
                                      consisting of (i) approximately 315
                                      ------------------------------------------
                                      surface parking spaces, and (ii) 88
                                      ------------------------------------------
                                      covered parking spaces, and (iii) certain
                                      ------------------------------------------
                                      "land-banked" spaces which Tenant may, at
                                      ------------------------------------------
                                      its cost, convert into approximately 45
                                      ------------------------------------------
                                      additional surface spaces. Tenant shall
                                      ------------------------------------------
                                      lease the covered spaces at a rate of $75
                                      ------------------------------------------
                                      per space per month.
                                      ------------------------------------------

16.    Tenant's Pro Rata Share
       of the Building:               100%
                                      ------------------------------------------

17.    Broker:                        Signature Associates - ONCOR International
                                      ------------------------------------------
                                      and Cushman & Wakefield of Michigan, Inc.
                                      ------------------------------------------

18.    Option to Renew:               Two (2) five-year renewal options
                                      ------------------------------------------

19.    Option to Purchase:            Tenant has the Option to Purchase the
                                      ------------------------------------------
                                      Building as more particularly set forth in
                                      ------------------------------------------
                                      the Lease
                                      ------------------------------------------


Note: This Lease Summary does not in any way modify the terms of the Lease Agreement, but rather is for information purposes only. The Lease Agreement should be consulted for all specific terms and in the event of any conflict between this Lease Summary and the Lease Agreement, the Lease Agreement shall control.

                                LEASE AGREEMENT

                               TABLE OF CONTENTS
                               -----------------

ARTICLES                                                                    PAGE
--------                                                                    ----
ARTICLE 1   DEFINITIONS...................................................    1
---------
ARTICLE 2   GRANT OF LEASEHOLD ESTATE.....................................    4
---------
ARTICLE 3   LEASE TERM....................................................    4
---------
ARTICLE 4   USE OF PREMISES AND COMMON AREAS..............................    6
---------
ARTICLE 5   BASE RENT.....................................................    7
---------
ARTICLE 6   OPERATING EXPENSES/UTILITIES; TAXES AND INSURANCE.............    8
---------
ARTICLE 7   MANAGEMENT OF BUILDING BY TENANT..............................    8
---------
ARTICLE 8   MAINTENANCE AND REPAIR BY TENANT..............................    9
----------
ARTICLE 9   MAINTENANCE AND REPAIR BY LANDLORD............................    9
----------
ARTICLE 10  GRAPHICS; BUILDING DIRECTORY..................................   11
----------
ARTICLE 11  CARE OF THE PREMISES BY TENANT................................   11
----------
ARTICLE 12  REPAIRS AND ALTERATIONS BY TENANT.............................   12
----------
ARTICLE 13  Reserved......................................................   13
----------
ARTICLE 14  LAWS AND REGULATIONS..........................................   13
----------
ARTICLE 15  BUILDING RULES................................................   14
----------
ARTICLE 16  ENTRY BY LANDLORD.............................................   15
----------
ARTICLE 17  ASSIGNMENT AND SUBLETTING.....................................   15
----------
ARTICLE 18  LIENS.........................................................   16
----------
ARTICLE 19  INSURANCE.....................................................   17
----------
ARTICLE 20  INDEMNITY.....................................................   17
----------
ARTICLE 21  DAMAGE OR DESTRUCTION TO BUILDING.............................   18
----------
ARTICLE 22  CONDEMNATION..................................................   19
----------
ARTICLE 23  DAMAGES FROM CERTAIN CAUSES...................................   19
----------
ARTICLE 24  EVENTS OF DEFAULT.............................................   20
----------
ARTICLE 25  LANDLORD'S REMEDIES...........................................   21
----------
ARTICLE 26  LANDLORD'S DEFAULT............................................   23
----------
ARTICLE 27  PEACEFUL ENJOYMENT............................................   24
----------
ARTICLE 28  HOLDING OVER..................................................   24
----------
ARTICLE 29  SUBORDINATION TO MORTGAGE.....................................   24
----------
ARTICLE 30  VACATION......................................................   25
----------
ARTICLE 31  BANKRUPTCY OR INSOLVENCY......................................   25
----------
ARTICLE 32  AMERICANS WITH DISABILITIES ACT...............................   26
----------
ARTICLE 33  ATTORNEY FEES.................................................   27
----------
ARTICLE 34  NO IMPLIED WAIVER.............................................   27
----------
ARTICLE 35  LIMITATION OF LANDLORD LIABILITY..............................   27
----------
ARTICLE 36  SECURITY DEPOSIT..............................................   28
----------
ARTICLE 37  NOTICE........................................................   28
----------
ARTICLE 38  SEVERABILITY..................................................   28
----------
ARTICLE 39  RECORDATION...................................................   28
----------
ARTICLE 40  GOVERNING LAW.................................................   29
----------
ARTICLE 41  FORCE MAJEURE.................................................   29
----------

ARTICLE 42  TIME OF PERFORMANCE...........................................   29
----------
ARTICLE 43  TRANSFERS BY LANDLORD.........................................   29
----------
ARTICLE 44  COMMISSIONS...................................................   29
----------
ARTICLE 45  EFFECT OF DELIVERY OF THIS LEASE..............................   29
----------
ARTICLE 46  CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY....................   30
----------
ARTICLE 47  JOINT AND SEVERAL LIABILITY...................................   30
----------
ARTICLE 48  INTERPRETATION................................................   30
----------
ARTICLE 49  INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS..............   30
----------
ARTICLE 50  WAIVER OF JURY TRIAL..........................................   30
----------
ARTICLE 51  ESTOPPEL CERTIFICATES.........................................   31
----------
ARTICLE 52  NO MERGER.....................................................   31
----------
ARTICLE 53  COUNTERPARTS..................................................   31
----------
ARTICLE 54  SATELLITE DISH FACILITIES.....................................   31
----------
ARTICLE 55  STANDARD FOR APPROVAL.........................................   32
----------
ARTICLE 56  EXHIBITS......................................................   32
----------
ARTICLE 57  LANDLORD'S REPRESENTATIONS....................................   32
----------
ARTICLE 58  PURCHASE OPTION...............................................   32
----------

                               LIST OF EXHIBITS
                               ----------------

                                                                            Principal Reference
Exhibit                 Description                                         "In Section/Article"
-------                 -----------                                         ---------------------
  "A"      Legal Description..............................................             1.4
  "B"      Floor Plan of Premises.........................................            1.17
  "C"      Parking Agreement..............................................          4.2(ii)
           Attachment 1 (Schematic Diagram of Parking)....................             C-1
  "D"      Work Letter....................................................               8
  "E"      Building Rules and Regulations.................................              15
  "F"      Commencement Memorandum........................................             1.8
  "G"      Guaranty of Lease..............................................             N/A
  "H"      Estoppel Certificate...........................................              51
  "I"      Subordination, Non-Disturbance, and Attornment Agreement.......              51
  "J"      Option Agreement...............................................            1.14
  "K"      Right of First Offer To Purchase Building......................              58

                              NORTHFIELD CROSSING

                                LEASE AGREEMENT
                                ---------------


     THIS LEASE AGREEMENT (the "Lease"), is made and entered into as of the 22nd day of March, 2000, between TROY DEVELOPMENT #2, LLC, a Colorado limited liability company ("Landlord"), and DELPHI AUTOMOTIVE SYSTEMS LLC, a Delaware limited liability company ("Tenant").

     NOW, THEREFORE, Landlord and Tenant agree as follows:

                                   ARTICLE 1
                                   ---------
                                  DEFINITIONS
                                  -----------

     1.1  N/A.

     1.2 "Allowance" shall mean an amount equal to $25.00 per square foot of Rentable Area in the Premises less the costs previously incurred by Landlord for the following materials: 50 doors at $210 each and three (3) pairs of glass doors at $5,952 per pair.

     1.3  "Base Rent" shall be as follows:

          (i) From May 1, 2000 through April 30, 2001, the Base Rent shall be $154,031 per month, which is equal to the sum of $1,848,372 per annum.

          (ii) From May 1, 2001 through April 30, 2002, the Base Rent shall be $158,496 per month, which is equal to the sum of $1,901,948 per annum.

          (iii) From May 1, 2002 through April 30, 2003, the Base Rent shall be $162,960 per month, which is equal to the sum of $1,955,524 per annum.

          (iv) From May 1, 2003 through April 30, 2004, the Base Rent shall be $167,425 per month, which is equal to the sum of $2,009,100 per annum.

          (v) From May 1, 2004 through April 30, 2005, the Base Rent shall be $171,890 per month, which is equal to the sum of $2,062,676 per annum.

          (vi) From May 1, 2005 through April 30, 2006, the Base Rent shall be $176,354 per month, which is equal to the sum of $2,116,252 per annum.

          (vii) May 1, 2006 through April 30, 2007, the Base Rent shall be $180,819 per month, which is equal to the sum of $2,169,828 per annum.

          Tenant shall pay Landlord the Base Rent due for the first full calendar month during the Lease Term no later than the Commencement Date.

     1.4 "Building" shall mean (i) the parcel of real property described in Exhibit "A" attached hereto and incorporated herein; (ii) the office building and parking structure built or to be built on such parcel of real property as depicted on Exhibit "A" attached hereto and incorporated herein; and (iii) any and all other improvements thereon and appurtenances thereto. Landlord reserves the right to select and/or modify the street address for the Building.

     1.5 "Building Core" shall mean the area within the outermost finish face of that portion of the Building that incorporates those areas that provide service to the tenants of that floor and to the Building.

                                                               /s/ EJO
                                                               -----------------
                                                               Tenant Initials

Such areas of service are: restroom facilities for men and women along with the vestibule therefor and access areas thereto; electrical, mechanical, and telephone rooms; janitorial closets; elevators and service elevators; lobby; stairs; vestibules; and all vertical floor penetrations for mechanical, electrical, and plumbing systems for the Building.

     1.6 "Building Shell" shall mean the following improvements: (i) outside walls (not including drywall), core walls, and elevator lobby areas completed to building standard condition for public areas; (ii) unfinished concrete floors throughout the Premises, broom clean, level, and ready for finishes; (iii) building standard 110 volt 220 amp. power supplied to the Building Core on each floor and Premises (with service of at least 5 watts per square foot of Usable Area within the Premises) along with 277/480 volt fluorescent lighting power supplied to the Building Core on each floor; (iv) men's and ladies' restroom facilities with building standard finishes located on each floor on which the Premises are located; (v) building standard voice communication speakers and smoke detectors in accordance with applicable building codes and provided only at the core; and (vi) mechanical, electrical, plumbing, life safety, heating, air conditioning and ventilation in Building Core area as required to connect to and service the Premises.

     1.7 "Commencement Date" shall mean the earlier of the date that Tenant actually commences any business operations from the Premises or May 1, 2000.

     1.8 "Commencement Memorandum" shall mean a document similar to Exhibit "F" attached hereto. The Commencement Memorandum, among other things, shall contain a reference to the Rentable Area of the Premises and Usable Area of the Premises. Subject to the right to confirm the measurements in accordance with BOMA prior to the Commencement Date as set forth in Section 1.19, Tenant agrees that the Rentable Area and Usable Area of the Premises stated in the Commencement Memorandum shall be binding throughout the Lease Term.

     1.9 "Default Interest Rate" shall mean the lesser of the "Lease Interest Rate" (as hereinafter defined) plus 2% per annum or the maximum interest rate permitted by law, if any.

     1.10 Reserved

     1.11 Reserved.

     1.12 "Laws" shall mean all applicable statutes, regulations, ordinances, requirements and orders promulgated by any federal, state, local or regional governmental authority now in force or in force after the Commencement Date.

     1.13 "Lease Interest Rate" shall mean the lesser of (i) that fluctuating rate of interest equal to two percentage points (2%) over the rate of interest announced from time to time by Bank of America, as its prime or reference commercial lending rate (or in the event such bank ceases to announce such rate, then by such other federally regulated banking institution as Landlord shall reasonably determine), or (ii) the maximum interest rate permitted by law, if any.

     1.14 "Lease Term" shall mean the term commencing on the Commencement Date and continuing until 84 months after the first day of the first full calendar month following the Commencement Date; provided, however, that the term of Tenant's and Landlord's rights and obligations hereunder may be extended pursuant to Exhibit "J" attached hereto.

     1.15 "Mortgagee" shall mean the mortgagee under a mortgage or beneficiary under a deed of trust holding a lien encumbering the Building or any holder of a ground leasehold interest in the Building or any part thereof.

                                                               /s/ EJO
                                                               -----------------
                                                               Tenant Initials

     1.16 "Operating Expenses" shall mean all costs and expenses of any kind required to be incurred by Tenant (or reasonably incurred by Landlord after the Commencement Date and prior to Tenant occupancy) to operate, clean, equip, protect, light, repair, replace, heat, air-condition and maintain the Building as a first class office project, which Operating Expenses shall include, without limitation, all of the following: (i) the Building's pro-rata share of any expenses for the maintenance of all common areas within Northfield Crossing as provided in any covenants, codes, restrictions, or agreements with respect to the real property on which the Building is situated, together with any and all other amounts charged to the Building pursuant to any covenants, codes, restrictions, or agreements with respect to the real property (provided, however, Landlord agrees that it will not enter into any new covenants or agreements affecting the use of the Real Property or which would add any new category of expenses to Operating Expenses or would increase Operating Expenses, without Tenant's consent); (ii) all costs, charges and surcharges for janitorial services and snow and ice removal; (iii) any costs levied, assessed or imposed pursuant to any applicable Laws (other than as a result of failure to comply with the requirements of such Laws on the Commencement Date); (iv) subject to Landlord's contribution obligations (as hereinafter set forth in Section 9.2), the cost of any capital improvements to the Building or equipment replacements made by Tenant after the Commencement Date that reduce other Operating Expenses or are required by any Laws (other than as a result of failure to comply with the requirements of such Laws on the Commencement Date) or are necessary in order to operate the Building at the same quality level as prior to such replacement; (v) costs and expenses of operation, repair and maintenance of all structural and mechanical portions and components of the Building including, without limitation, plumbing, communication, heating, ventilating and air-conditioning ("HVAC"), elevator, and electrical and other common Building systems, and glass windows (including replacement thereof); (vi) all costs incurred in the management and operation of the Building including, without limitation, gardening and landscaping, maintenance of all parking areas, structures and garages, maintenance of signs, resurfacing and repaving, painting, lighting, cleaning, and provision of Building security but excluding any management fees incurred by Landlord; (vii) all personal property taxes levied on or attributable to personal property used in connection with the Building; (viii) rental or lease payments for rented or leased personal property used in the operation or maintenance of the Building; (ix) fees for required licenses and permits (that were not required prior to the Commencement Date); and (x) reasonable legal, accounting and other professional fees.

     Operating Expenses shall not include (a) depreciation or amortization of the Building or equipment therein; (b) commissions of real estate brokers and leasing agents and other expenses incurred in leasing office or other space (including, but not limited to, advertising and promotion, salaries and expenses of the leasing staff, and legal fees and expenses relating to leasing activities); (c) any amounts expended for tenant improvements or expenses in preparing space for tenant occupancy or for painting or decorating any occupant's space or any vacant space; (d) amounts which Landlord is obligated to contribute to the cost of capital expenses, or to pay for repairs of defects or violations of laws (as hereinafter set forth); (e) the costs incurred by Landlord in connection with its obligations to maintain those items identified as Landlord maintenance obligations under section 9 hereof; (f) costs resulting from the gross negligence of Landlord, its agents, employees, contractors or representatives; (g) expenses for replacements, repairs or other work necessitated by eminent domain; (h) any expense for which Landlord receives reimbursement from a tenant or another third party, including but not limited to indemnity, a warranty or an insurance policy (provided that at Tenant's request Landlord shall use reasonable efforts to collect any such payments which it may be entitled to receive, and any and all reasonable costs of such collection efforts approved by Tenant shall be included within Operating Expenses); (i) any water or sewer tap-in or connection charges and any impact, development or similar fees; and (j) costs of any remediation measures as a result of the presence of any Hazardous Materials (as hereinafter defined) on the Property.

     1.17 "Premises" shall mean the entire Building. Subject to the right to reconfirm the Rentable Area of the Premises in accordance with BOMA prior to the Commencement Date as set forth in Section 1.19, the Premises are stipulated for all purposes to contain 107,152 square feet of Rentable Area.

                                                               /s/ EJO
                                                               -----------------
                                                               Tenant Initials

     1.18 "Real Property Taxes" shall mean and include any form of tax, assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, penalty, tax or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, lighting, drainage, transportation, air pollution, environmental or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Building and/or the Premises, including, but not limited to, the following: (i) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of Real Property Taxes (it is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges that are substituted for Real Property Taxes that are being imposed on the Building on the date of this Lease shall be included within the definition of "Real Property Taxes" for the purposes of this Lease); (ii) any assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder, levied by the state, county, city or federal government, or any political subdivision thereof, with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy of the Building, or any portion thereof;
(iii) any assessment, tax, fee, levy or charge upon this transaction creating or transferring an interest or an estate in the Premises; (iv) any assessment, tax, fee, levy or charge based upon the number of people employed, working at, or using the Premises or the Building, or utilizing public or private transportation to commute to the Premises or the Building; and (v) reasonable legal and other professional fees, costs and disbursements incurred by Tenant in connection with proceedings to contest, determine or reduce Real Property Taxes. Real Property Taxes shall not include federal or state income, gross receipts, franchise, inheritance or estate taxes of Landlord or any of the parties which comprise Landlord.

     1.19 "Rentable Area" Prior to the Commencement Date, Landlord shall remeasure the Premises based on the Standard Method For Measuring Floor Area in Office Buildings, ANSI Z65.1 - 1996 ("BOMA"). Subject to such remeasurement, the parties agree the Premises and Building contains 107,193 square feet. Landlord shall deliver to Tenant a certificate of Landlord's architect which confirms such Rentable Area and also confirms the Usable Area of the Building within thirty (30) days of the date of this Lease. Prior to the Commencement Date, Tenant shall have the right to confirm the accuracy of Landlord's determination of the Rentable Area and Base Rent and Tenant's Share shall be adjusted accordingly in the event of a variance.

     1.20 "Security Deposit"  Intentionally Omitted.

     1.21 "Tenant's Share" shall mean 100%.

     1.22 "Usable Area" for the Premises shall be based on a Building Common Area Factor of 1.1337%.

                                   ARTICLE 2
                                   ---------
                           GRANT OF LEASEHOLD ESTATE
                           -------------------------

     Subject to and upon the terms and conditions herein set forth, Landlord hereby leases to Tenant hereby and Tenant leases from Landlord the Premises together with the rights to use the any areas, facilities, easements and other appurtenances to the Building in common with the other Tenants of the Building. Landlord will not be obligated to pay any expenses or incur any liabilities of any kind relating to the operation, maintenance, repair or replacement of the Building during the Term, except as specifically assumed by Landlord pursuant to the terms hereof.

                                   ARTICLE 3
                                   ---------
                                  LEASE TERM
                                  ----------

                                                               /s/ EJO
                                                               -----------------
                                                               Tenant Initials

     3.1 Delivery of Possession. Prior to the execution hereof, Landlord has constructed the Base Building Improvements (as such term is defined in the Work Letter). The Landlord and Tenant may agree upon a "phase-in" delivery of the Premises to the Tenant once the construction schedule is completed. Subject to
(i) the construction obligations of Landlord in the Work Letter, (ii) costs to repair any hidden or concealed defects in the Premises arising within one year after issuance of a certificate of occupancy (or its equivalent) for the Building Core and Building Shell, which result from poor quality workmanship or materials which Tenant has not discovered by reasonable observation or inspection, excluding defects resulting from Tenant's negligence or intentional acts or from normal wear and tear or casualty, and (iii) the punchlist items identified in the Work Letter, Tenant shall be deemed to have accepted the Premises (or each phase thereof, if applicable) in its "as is" condition as of the date of occupancy by the Tenant. Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any tenant improvements to the Premises except as expressly provided in this Lease and the Work Letter.

     3.2 Substantial Completion of Premises. The Premises shall be deemed "substantially completed" when (i) Landlord has provided reasonable access to the Premises to Tenant, (ii) Landlord notifies Tenant and Tenant has confirmed that Landlord has completed the work covered by the Work Letter other than details of construction which do not materially interfere with Tenant's use of the Premises, and (iii) Landlord has obtained a permanent or temporary certificate of occupancy which permits the conduct of business in the entire Premises.

     3.3 Construction Schedule. Landlord agrees to use reasonable efforts to cause construction of the Premises (excluding approximately 15,000 square feet of space located on the second floor of the Building (the "Unplanned Space")) to be substantially completed on or before the later to occur of (i) July 1, 2000 or (ii) the date which is 60 business days following issuance of the building permit for the Premises excluding the Unplanned Space ("Target Completion Date"), and with respect to the Unplanned Space, on or before the later to occur of (i) July 1, 2000 or (ii) the date which is 60 business days following issuance of the building permit for the Unplanned Space. Notwithstanding the foregoing to the contrary, the Target Completion Date shall be extended one day for each day that construction of the Tenant Improvements is actually delayed as a result of Tenant Delay (as defined in the Work Letter and modified by the terms of Section 3.6 hereof) and one day for each day of delay construction of the Tenant Improvements is actually delayed as a result of Force Majeure (except for acts or omissions of Landlord's General Contractor). If Landlord has not delivered possession of the Premises to Tenant with construction of the Tenant Improvements substantially completed by the Target Completion Date, then (i) only with respect to those portions of the Premises which Tenant Improvements have not been substantially completed, Tenant shall be entitled to an abatement of one day's Rent applicable to each uncompleted phase (determined on a pro-rata basis based on Rentable Area) for each day following the Target Completion Date and continuing until the date the Tenant Improvements in the applicable phase are substantially completed; and (ii) the Lease Term shall be extended to by the number of days between the Target Completion Date and the date on which Landlord delivers the entire Premises to Tenant with all Tenant Improvements substantially completed, plus any number of days required to cause the Lease Term to end on the last day of a calendar month. If the Premises are not substantially completed by the Target Completion Date, Tenant's sole remedy for the delay in Tenant's occupancy of the Premises shall be the aforesaid proportionate abatement of Rent, and Tenant hereby waives the right to terminate this Lease or claim damages against Landlord as a result of any such delay. Tenant acknowledges that the Premises will not be substantially completed prior to the Commencement Date, and Tenant's obligation to pay Rent shall begin on the Commencement Date, regardless of the status of completion as of the Commencement Date

     3.4  Term.  The term of this Lease is the Lease Term.

                                                               /s/ EJO
                                                               -----------------
                                                               Tenant Initials

     3.5 Pre-Delivery of Possession/ Installations by Tenant. From and after the date hereof, Landlord shall permit Tenant to enter the Premises during normal business hours for the purpose of conducting standard inspections and measurements and otherwise monitor the progress of the construction of the Tenant Improvements. Further, upon written request, Landlord shall permit Tenant to enter the Premises in order to install Tenant's furnishings and equipment 30 days prior to the delivery date of the Premises (or of each phase, as applicable), and prior to such 30 day period if Landlord deems possible and practicable. Any material interference with Landlord's Work under the Work Letter caused by Tenant's (i) installation of furnishings and equipment prior to occupancy, (ii) presence at the Building to conduct inspections, measurements and tests or (iii) occupancy of a phase of the Premises prior to delivery of all of the Premises, shall be a Tenant Delay. Tenant's activity within the Premises prior to the Delivery Date shall be on subject to all terms and conditions of this Lease (other than payment of Rent and Additional Rent), particularly including the insurance provisions hereof.

                                   ARTICLE 4
                                   ---------
                       USE OF PREMISES AND COMMON AREAS
                       --------------------------------

     4.1 Premises. The Premises shall be used for general office purposes and for no other purposes. Tenant will use the Premises in a careful, safe, and proper manner. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal or prohibited by any applicable law, or which, in Landlord's opinion, creates a nuisance or would increase the cost of insurance coverage with respect to the Building. Tenant shall not use or occupy the Premises in violation of such rules and regulations described in Article 15 below nor in violation of any other laws, recorded covenants, conditions or restrictions affecting the Building. Tenant shall not place a load upon the Premises exceeding the average pounds live load per square foot of floor area of 70 lbs. per square foot specified for the Building by Landlord's architect, with the partitions to be considered part of the live load. Landlord reserves the right to prescribe the weight and position of all safes, files and heavy equipment which Tenant desires to place in the Premises so as to distribute properly the weight thereof.

     4.2 Common Areas of Building. Tenant shall have the exclusive right to use, subject to the rules of the Building referred to in Article 15 below, the following areas ("Common Areas") which are a part of the Premises: (i) the entrances, lobbies, restrooms, elevators, stairways and accessways, loading docks, ramps, drives and platforms and any passageways and serviceways thereto, and the pipes, conduits, wires and appurtenant equipment serving the Premises; and (ii) parking areas (subject to the provisions of the Parking Agreement attached hereto as Exhibit "C"), loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas appurtenant to the Building.

     4.3 Landlord's Obligation to Minimize Interference with Tenant's Use of Premises. From and after delivery of all of the Premises to Tenant (i.e. the following shall not apply during the completion of the initial Tenant Improvements, regardless of the fact that Tenant may have occupied a phase of the Premises) Landlord shall use reasonable efforts to not materially interfere with Tenant's business operations in connection with the exercise of its maintenance obligations under this Lease. Further, in the performance of any of its maintenance and repair obligations or other conduct of activities at the Building, Landlord shall use reasonable efforts to not materially interfere with Tenant's business operations or prevent Tenant's access to its Premises, and in the event, any such activities by Landlord or its agents, employees or contractors materially interfere with Tenant's ability to conduct business operations in the Premises or prevents access to Tenant's Premises, such operations shall be limited to non-Normal Business Hours. If as a result of any material interference by Landlord with Tenant's business operations in connection with the performance of Landlord's maintenance obligations under this Lease or other activities at the Building, 10% or more of the Rentable Area of the Premises are rendered unusable for the conduct of Tenant's normal business operations for a period of five consecutive days, Tenant shall have the right to a prorata abatement of daily Base Rent (prorata based on Rentable Area that is

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                                                               Tenant Initials

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

unusable over the total Rentable Area of the Premises) for each day beyond the five day period that such interference continues.

                                   ARTICLE 5
                                   ---------
                                   BASE RENT
                                   ---------

     5.1 Base Rent. Tenant agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever except as is permitted under this Lease, the Base Rent, and all such other sums of money as shall become due hereunder as Additional Rent. Should Tenant fail to pay any Additional Rent in a timely manner, Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rent. The annual Base Rent for each calendar year or portion thereof during the Lease Term, together with estimated Additional Rent pursuant to Article 6 hereof then in effect, shall be due and payable in advance, in lawful money of the United States of America which shall be legal tender at the time of payment, in twelve
(12) equal installments on the first day of each calendar month during the initial term of this Lease and any extensions or renewals thereof, and Tenant hereby agrees to pay such Base Rent and Additional Rent to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the Lease Term commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then the installments of Base Rent and Additional Rent for such month or months shall be prorated, based on the number of days in such month. The first monthly installment of Base Rent shall be due and payable on the Commencement Date.

     5.2 Additional Rent. All charges payable by Tenant to Landlord hereunder other than Base Rent (including, without limitation, Taxes payable pursuant to Article 6 below) are called "Additional Rent." Unless this Lease provides otherwise, all Additional Rent shall be paid with the next monthly installment of Base Rent which is due thirty (30) days after Tenant receives notice of the amount of the Additional Rent. Base Rent and Additional Rent are sometimes referred to collectively as "Rent."

     5.3 Interest and Administrative Charges on Late Payments. All installments of Rent not paid when due and payable shall bear interest and incur the administrative charges as set forth hereinbelow. Landlord's acceptance of any late charge or interest shall not constitute a waiver of Tenant's default with respect to the overdue amount nor prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease or any law now or hereafter in effect.

                                   ARTICLE 6
                                   ---------
                         OPERATING EXPENSES/UTILITIES;
                         -----------------------------
                              TAXES AND INSURANCE
                              -------------------

     Commencing on the Commencement Date, Tenant shall pay for all expenses of the maintenance, operation, repair or replacement of the Building and its components, except as excluded from the definition of Operating Expenses in
Section 1.16, or as excluded from Real Property Taxes in 1.18 hereof, or specifically assumed by Landlord pursuant to the provisions of this Section 6 or Sections 9, 14, 21, 22, 32.1 or 32.2 hereof or Exhibit D to this Lease, including, but not limited to the following:

     6.1 Operating Expenses. Tenant shall pay all Operating Expenses payable with respect to the Building, including all costs required to satisfy its maintenance and service obligations under Section 7 hereof. Payments thereof for any fractional calendar month shall be prorated. Landlord will not be obligated to pay any Operating Expenses relating to the Building Complex, except as specifically assumed by Landlord pursuant to the provisions of Section 9 hereof.

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

     6.2 Utilities. On the Commencement Date, Landlord and Tenant shall cause all utility bills to be transferred to the name of Tenant, so as to provide direct billing by the applicable utility providers. Tenant, as and when billed therefor by the applicable utility provider, shall pay for all water, gas, electricity, heat, light, power, telephone, sewer, sprinkler service, trash collection and other utilities and services supplied to the Building, and all maintenance or similar charges for utilities imposed by any governmental entity or utility provider, together with any taxes, penalties, surcharges or the like pertaining to Tenant's use thereof. Except for the negligence of Landlord, or its agents, employees or contractors, or Landlord's breach of this Lease, Landlord shall not be liable for any interruption or failure of utilities or any other service to the Building and no such interruption or failure shall result in the abatement of Rent hereunder.

     6.3  Taxes.

               (a) Within fifteen (15) days after receipt of Landlord's invoice therefor (together with a copy of the relevant bill(s) from the municipality) (but in no event more than ten (10) days prior to the date on which penalties and interest will accrue for nonpayment), Tenant shall pay to Landlord the amount payable for all Real Property Taxes which are attributable to the Term, such that any taxes which are only partially attributable to the Term shall be prorated between Landlord and Tenant on a due date basis. Any special assessments shall be deemed to be payable over the longest legally permissible period and Tenant shall only be responsible for the portion attributable to each year during the Term (with Landlord being responsible for any excess).

               (b) Landlord shall send to Tenant copies of all notices of assessment of Real Property Taxes and of proposed special assessments for the Building within ten (10) business days after Landlord receives them and Landlord shall not consent to any special assessment unless Tenant shall have consented thereto in writing. Tenant shall have the right to contest any Real Property Taxes or special assessments, provided the contested Real Property Taxes or special assessments shall be promptly paid and discharged, unless the proceedings (and where necessary the posting of an appropriate bond or other security) prevents or stays the collection of the taxes or special assessments and secures any accruing penalties or interest. Upon Tenant's request, Landlord shall execute any documents Tenant reasonably requires in order to prosecute any contest of Real Property Taxes or special assessments, provided such document does not increase any costs or liabilities of Landlord (except for those which Tenant is obligated to pay hereunder), and join Tenant in any contest, provided that Tenant pays all reasonable costs and expenses incurred by Landlord directly as a result of Landlord's participation in the contest. If Landlord receives any refund of Real Property Taxes or special assessments which are attributable to the Term, Landlord shall promptly pay such refund to Tenant.

     6.4 Insurance. Tenant shall pay all Insurance expenses payable with respect to the policies of insurance required to be carried by Tenant hereunder.

                                   ARTICLE 7
                                   ---------
                       MANAGEMENT OF BUILDING BY TENANT
                       --------------------------------

     Commencing upon Tenant's occupancy of the Building, Tenant shall have the sole responsibility for the management of the Building, which management shall be conducted in accordance with the requirements of this Lease and shall be conducted by Tenant or by a third-party manager who is reputable and experienced in the management of class A office buildings. Landlord hereby consents to
management of the Building by Jones Lang LaSalle.   During the period of time
prior to Tenant's occupancy of the Building (at which time Landlord will be managing the Building) Landlord shall not enter into any management or maintenance agreements which will bind Tenant from and after the date Tenant accepts management responsibility of the Building.

                                   ARTICLE 8
                                   ---------

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                       MAINTENANCE AND REPAIR BY TENANT
                       --------------------------------

     Tenant, at its expense and subject to the provisions of Sections 6, 9, 14, 21, 22, 32.1 and 32.2, and Exhibit D hereof, shall have the sole responsibility for operating, cleaning, equipping, protecting, lighting, repairing, replacing, heating, air-conditioning and maintaining the Building as a first class office project and in compliance with Laws, including, but not limited to making, or causing to be made through maintenance contracts or otherwise, all repairs and replacements to the Building necessary to maintain it in good order, condition and repair consistent with the operation of a first-class office project and in compliance with Laws subject to normal wear and tear and fire or other insurable casualty. Tenant's maintenance obligations hereunder shall include, without limitation, the obligation to complete each of the following: (a) maintenance, repair and replacement of all Building systems, (b) trash and snow removal, (c) repainting, (d) parking lot re-striping, resurfacing, maintenance and repairs,
(e) sidewalk, maintenance, repair and replacement, (f) landscape maintenance,
(g) janitorial services, (h) window cleaning, maintenance, repair and replacement, (i) elevator repair and maintenance, (j) Building security, and (k) HVAC repair, maintenance and replacement. Notwithstanding the foregoing to the contrary, Tenant shall not be obligated to pay for any costs to repair either
(i) any defects in the Building arising within one year after issuance of a core and shell certificate of occupancy (or its equivalent) for the Building Core and Building Shell which results from poor quality workmanship or materials, excluding defects resulting from Tenant's negligence or intentional acts or from normal wear and tear or casualty, (ii) Structural Defects (as hereinafter defined) arising any time during the Lease Term, or (iii) any other expenses which are Landlord's obligation under Sections 6, 9, 14, 21, 22, 32.1 or 32.2 or Exhibit D to this Lease. Landlord shall assign to Tenant all assignable warranties with respect to the Building, including warranties with respect to the Building fixtures and equipment and, to the extent not assignable, Landlord shall cooperate with Tenant in enforcing the terms and provisions of applicable warranties upon request of Tenant.

     Tenant, at its expense, shall enter into and deliver to Landlord one or more maintenance service contracts reasonably acceptable to Landlord, with a contractor(s) approved by Landlord (such approvals not to be unreasonably withheld or delayed) for hot water, elevator, heating and air conditioning and other mechanical systems and equipment within or serving the Building; provided, Tenant shall have the right to independently conduct the maintenance of such equipment (excluding elevator maintenance and life safety system maintenance), without necessity of obtaining a maintenance contract, if all of the following occur (i) such maintenance is to be done by qualified engineers who are trained to maintain the applicable equipment and are licensed or certified to conduct such maintenance and, (ii) Tenant conducts all regularly scheduled maintenance recommended by the manufacturer for the applicable equipment, (iii) Tenant conducts all maintenance required to maintain any applicable equipment warranty,
(iv) Tenant maintains written records of all such maintenance and makes the same available to Landlord for review upon its request. The service and maintenance contract(s) (or Tenant maintenance schedule, if applicable) shall include all services required by Landlord based upon the operation hours of each applicable service. On or before the Commencement Date Landlord shall provide Tenant with a copy of the manufacturer/equipment supplier warranties and maintenance requirements for such Building equipment and systems.

     The failure or the interruption or termination of any services to the Building shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor work an abatement of Rent (except as otherwise set forth herein), nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service resulting therefrom.

                                   ARTICLE 9
                                   ---------
                      MAINTENANCE AND REPAIR BY LANDLORD
                      ----------------------------------

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

     9.1 Landlord, at its sole cost and expense, shall be responsible for all costs and the performance of all work to repair either (i) any defects in the Building arising within one year after issuance of a core and shell certificate of occupancy (or its equivalent) for the Building Core and Building Shell which results from poor quality workmanship or materials, excluding defects resulting from Tenant's negligence or intentional acts or from normal wear and tear or casualty, or (ii) Structural Defects arising any time during the Lease Term The term "Structural Defect" shall mean any defect in the structural support system of the Building's roof, foundation piers and stem walls, structural elements of exterior walls (including structural elements of curtain walls), and structural elements of floors; all to the extent such defect results from poor quality workmanship or materials, unless the need therefor results from the negligence of Tenant, its agents or employees. Tenant shall notify Landlord as soon as reasonably practicable following discovery by Tenant or its maintenance contractor (if applicable) of the existence of any condition which is believed to be a Landlord obligation hereunder. Landlord shall repair (without any charge to Tenant) any damage to the Premises or the improvements therein which is caused by the act, omission or negligence of Landlord, its agents or employees.

     9.2 (a) If Tenant desires Landlord to contribute to the cost of any capital expense (as determined in accordance with generally accepted accounting principals) for a repair or replacement which is a part of Operating Expenses, Tenant shall provide Landlord with written notice of Tenant's desire to perform the repair or replacement, which notice shall include Tenant's determination of the nature of such work and the useful life of the item giving rise to the capital expense. Within 30 days after receipt of such notice, Landlord shall notify Tenant whether Landlord agrees with the terms of Tenant's notice (or shall notify Tenant of the terms of Tenant's notice with which Landlord disagrees). If Landlord disagrees with any portion of the notice, Tenant may either: (i) make the repair or replacement at Tenant's cost, subject to Tenant's right to submit the dispute to arbitration in accordance with the terms below, or (ii) submit the dispute to arbitration in accordance with the terms below. If Landlord agrees that the work will give rise to a capital expense and notifies Tenant (within the 30 day period after Landlord receives Tenant's notice of its intent to perform the work) of at least two contractors which Landlord approves to perform the work, then Tenant shall obtain bids for the work from three contractors (two of which shall have been approved by Landlord and one of which shall have been approved by Tenant). The cost of the work shall be the low bid, unless agreed to by the Landlord and Tenant. If Landlord agrees with the terms of Tenant's notice or if the arbitration panel determines that the information contained in the Tenant's notice was correct (or to the extent the arbitration panel so determines), then, in either event, within 30 days after Tenant submits an invoice (and reasonable supporting documentation regarding third-party expenses incurred), Landlord shall reimburse Tenant for the "Landlord's Share" (as hereinafter defined) of any third-party expenses of the applicable repair or replacement which are capital in nature (as determined in accordance with generally accepted accounting principles). Landlord's Share shall be equal to the product of (x) the applicable capital expense and (y) a fraction, the numerator of which is the "Post-Lease Expiration Useful Life" (as hereinafter defined) and the denominator of which is the number of years of the useful life of the item giving rise to the capital expense. The "Post-Expiration Useful Life" shall be equal to the remainder obtained when (A) the number of years remaining in the then-current Term is subtracted from (B) the number of years of the useful life of the item giving rise to the capital expense. Tenant shall not have any right to off-set Rent unless and until either (i) Landlord acknowledges the amount and existence of such obligation, and thereafter fails to pay the same to Tenant within 30 days after it receives written notice that the same is past due, or (ii) Tenant has received a decision from the arbitrators which determines that Landlord was obligated to pay Landlord's Share of the applicable expense, and Landlord does not, within thirty days after the issuance of the panel's decision or Tenant's delivery to Landlord of evidence of the cost of the applicable repair or replacement, whichever occurs later (the "Landlord Cure Period") pay the required amount, in which event Tenant shall have the right to an abatement of Rent to the extent necessary to satisfy such decision and shall have the right to enforce the award of the arbitrator(s) pursuant to any other remedies available at law or in equity for enforcement of the decision (other than recision of the Lease). Notwithstanding the foregoing, Tenant shall not be obligated to provide Landlord with 30 days advance notice of any repairs which Tenant reasonably determines must be performed on an emergency basis (and Landlord shall not have the right

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to require bidding such work) provided that Tenant shall endeavor to provide
Landlord notice of the requirement of such work as promptly as practicable.

     (b)  Tenant shall have the right to submit any dispute under this Section
9.2 to binding arbitration as follows: The parties agree that any arbitration conducted pursuant to this Section 9.2 shall be conducted as an "expedited arbitration" in accordance with the rules of the American Arbitration Association except that the parties shall jointly request that (i) the arbitrator(s) be certified public accountants and (ii) the arbitrator(s) deliver to the parties a reasoned award in writing. The parties shall, within 5 days after demand by Tenant for arbitration, select a lone arbitrator, provided that in the event the parties are unable to agree upon a lone arbitrator, each party shall select one arbitrator and those two shall select the third. All arbitrators shall be unbiased certified public accountants and shall have no affiliation to either party. The costs of the arbitration shall be paid by the non-prevailing party. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sections 1 through 16, and a judgment entered on the award of the arbitrator(s) may be entered in any court having competent jurisdiction. The successful or prevailing party in any arbitration shall be entitled to an award that includes reasonable attorneys' fees, and the costs of the arbitration proceeding, incurred in connection with an arbitration pursuant to this Section, as well as in connection with any judicial proceeding brought to enforce any arbitration award. The procedures specified in this Section shall be the sole and exclusive procedure for the resolution of the disputes arising under this Section 9.2.

     9.3 Except as otherwise expressly provided herein, Landlord shall not be required to perform any maintenance or to make any repairs to the Premises. Landlord may use all portions of the Building (provided Landlord uses reasonable efforts to limit its interference with Tenant's use thereof) as may be necessary to complete any of Landlord's obligations hereunder in an expeditious and workmanlike manner. In the exercise of its rights hereunder, Landlord shall comply with the provisions of Section 4.3 hereof applicable to Landlord's actions, and Tenant shall be entitled to the abatement provisions of Section 4.3, if applicable.

                                  ARTICLE 10
                                  ----------
                         GRAPHICS; BUILDING DIRECTORY
                         ----------------------------

     10.1 Building Directory. Landlord shall provide and install, at Tenant's reasonable cost, all letters or numerals on doors in the Premises and on the Building directory; all such letters and numerals shall be in the standard graphics for the Building and no others shall be used or permitted on the Premises without Landlord's prior written consent.

     10.2 Exterior Signage. Tenant shall have the right to install, at Tenant's sole expense, its logo and/or name on either the face of the Building or the Tenant's Share of the Building's monument sign, as it's currently constructed, subject to approval by Landlord (in the exercise of its reasonable discretion) and the City of Troy. Tenant shall be solely responsible for obtaining all governmental approvals for its signage (or otherwise confirming its signage with governmental requests).

     10.3 Reception Desk in Lobby. Subject to Landlord's right to require removal in accordance with Section 12.2 of this Lease, Tenant shall have the right to construct a reception desk in the Lobby of the Building. Notwithstanding the foregoing approval to the contrary, upon termination of the Lease, Tenant shall promptly remove, as its sole cost and expense, such reception desk area and repair any damage to the Building caused by such removal, reasonable wear and tear excepted, including any restoration of the flooring or walls in the Lobby area.

                                  ARTICLE 11
                                  ----------
                        CARE OF THE PREMISES BY TENANT
                        ------------------------------

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     Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease agrees to deliver up the Premises to Landlord in as good condition as at the Commencement Date of this Lease, ordinary wear and tear and casualty excepted.

                                  ARTICLE 12
                                  ----------
                       REPAIRS AND ALTERATIONS BY TENANT
                       ---------------------------------

     12.1 No Alteration, Additions, or Improvements Without Landlord's Consent. Tenant shall make no alterations, additions, or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord.
Tenant shall submit any such request to Landlord at least thirty (30) days prior to the proposed commencement date of such work. Landlord may impose, as a condition to such consent, and at Tenant's sole cost, such requirements as Landlord may reasonably deem necessary in its judgment, including without limitation, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, approval of all plans and specifications and the procurement of all licenses and permits. Landlord shall be entitled to post notices on and about the Premises with respect to Landlord's non-responsibility for mechanics' liens and Tenant shall not permit such notices to be defaced or removed. Tenant further agrees not to connect any apparatus, machinery or device to the Building systems, including electric wires, water pipes, fire safety, heating and mechanical systems, without the prior written consent of Landlord, which may be withheld if Landlord, in its sole reasonable discretion determines that such connections will have a negative effect on any other tenant of the Building or any Building systems. Notwithstanding the foregoing, Tenant shall be permitted to make minor, nonstructural alterations to the interior of the Premises not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate during any twelve (12) month period.

     12.2 Completion of Lease Term. All alteration, improvements and additions to the Premises, including, by way of illustration but not by limitation, all counters, screens, grilles, special cabinetry work, permanent partitions, paneling, carpeting, drapes or other window coverings and light fixtures, shall be deemed a part of the real estate and the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof without molestation, disturbance or injury at the end of the Lease Term, whether by lapse of time or otherwise, unless Landlord, by notice given to Tenant no later than Landlord's approval of the applicable installations, shall elect to have Tenant remove all or any of such alterations, improvements, or additions (excluding non-movable office walls), and in such event, Tenant shall promptly remove, at its sole cost and expense, such alterations, improvements, and additions and repair any damage to the Premises caused by such removal, reasonable wear and tear excepted. Any such removal, whether required or permitted by Landlord, shall be at Tenant's sole cost and expense. All movable partitions, machines, and equipment which are installed in the Premises by or for Tenant, without expense to Landlord, and can be removed without structural damage to or defacement of the Building or the Premises, and all furniture, furnishings and other articles of personal property owned by Tenant and located in the Premises (all of which are herein called "Tenant's Property") shall be and remain the property of Tenant and may be removed by it at any time during the Lease Term. However, if any of Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Building or the Premises resulting from such removal. All additions or improvements which are to be surrendered with the Premises shall be surrendered with the Premises, as a part thereof, at the end of the Lease Term or the earlier termination of this Lease.

     12.3 Parties Performing Alteration, Repair, and Modification Work. If Landlord permits persons requested by Tenant to perform any alterations, repairs modifications, or additions to the Premises, then prior to the commencement of any such work, Tenant shall deliver to Landlord certificates issued by insurance companies qualified to do business in the state where the Premises are located evidencing that workmen's compensation, public liability insurance, and property damage insurance, all in amounts, with companies, and on forms reasonably satisfactory to Landlord, are in force and maintained by all such contractors and subcontractors engaged by Tenant to perform such work. All such liability

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                                                             Tenant Initials
and property damage policies shall name Landlord as an additional insured and shall provide that the same may not be canceled or modified without thirty (30) days' prior notice to Landlord.

     12.4 Performance of Alteration, Repair, and Modification Work. Tenant, at its sole cost and expense, shall cause any permitted alterations, decorations, installations, additions, or improvements in or about the Premises to be performed in compliance with all applicable requirements of insurance bodies having jurisdiction, and in such manner as not to interfere with, delay, or impose any additional expense upon Landlord in the construction, maintenance, or operation of the Building, and so as to maintain harmonious labor relations in the Building.

                                  ARTICLE 13
                                  ----------
                                   Reserved


                                  ARTICLE 14
                                  ----------
                             LAWS AND REGULATIONS
                             --------------------

     14.1 General. Subject to Landlord's representations and warranties set forth in Section 32.1, at its sole cost and expense, Tenant will promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or in force after the Commencement Date, with the requirements of any board of fire underwriters or other similar body constituted now or after the date, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as with the provisions of all recorded documents affecting the Premises.

     14.2 Hazardous Materials.

          a. For purposes of this Lease, "Hazardous Materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S)(S) 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. (S)(S) 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S)(S) 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials, waste, or substances now or at any time hereafter in effect (collectively, "Hazardous Materials Laws").

          b. Except for normal use of office and cleaning products in compliance with Hazardous Materials Laws, Tenant, its agents, employees, contractors, invitees and customers (or any other party on the Property at Tenant's direction) will not cause or actively permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the Premises or the Building. Tenant will not permit the Premises to be used or operated in a manner that may cause the Premises or the project to be contaminated by any Hazardous Materials in violation of any Hazardous Materials Laws. Tenant will immediately advise Landlord in writing of (1) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any Hazardous Materials Laws relating to any Hazardous Materials affecting the Premises; and (2) all claims made or threatened by any third party against Tenant, Landlord, or the Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any Hazardous Materials on or about the Premises. Without Landlord's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any Hazardous Materials in, on, or about the Premises.

          c. Tenant will be solely responsible for and will defend, indemnify and hold Landlord, its agents, and employees harmless from and against all claims, costs, and liabilities, including

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attorney fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article 14. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorney fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the Premises and any other property of whatever nature located in, on, or about the Building, to their condition existing prior to the introduction of Hazardous Materials by Tenant, its agents, employees or contractors. Tenant's obligations under this Article 14 will survive the expiration or other termination of this Lease.

          d. Except for normal use of office and cleaning products in compliance with Hazardous Materials Laws, Landlord will not cause or permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the Building by Landlord, its agents, employees, or contractors. Landlord will be solely responsible for and will defend, indemnify and hold Tenant, its agents, and employees harmless from and against all claims, costs, and liabilities, including attorney fees and costs, arising out of or in connection with Landlord's breach of its obligations in this Article 14. Landlord's obligations under this Article 14 will survive the expiration or other termination of this Lease.

          e. Landlord has not disposed of any Hazardous Materials at the Building. Further, Landlord has received no written notice from any governmental authority having jurisdiction over the Building that the Building is in violation of any Hazardous Materials Laws.

          f. Tenant shall have the right to review Landlord's existing Phase I Environmental Assessment Report with regard to the Building, which has been provided to Tenant by Landlord. Landlord agrees that Tenant shall have the right to have access to and to conduct its own Phase I Environmental Assessment of the Premises, provided such activities do not interfere with construction activities at the Building or in the Premises. In the event Landlord's or Tenant's Phase I Environmental Assessment Report indicates the potential presence of Hazardous Materials at or on the Building, Tenant shall have the right to conduct a Phase II Environmental Assessment and a Baseline Environmental Assessment, provided such activities do not interfere with construction activities at the Building or in the Premises.

     14.3 Certain Insurance Risks. Tenant, its agents, employees, contractors, invitees and customers (or any other party on the Property at Tenant's direction), will not do any act or thing upon the Premises or the Building which would (i) jeopardize or be in conflict with fire insurance policies covering the Building or covering any fixtures and property in the Building; (ii) increase the rate of fire insurance applicable to the Building to an amount higher than it otherwise would be for general office use of the Building; or (iii) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises.


                                  ARTICLE 15
                                  ----------
                                BUILDING RULES
                                --------------

     Tenant will comply with the reasonable, non-discriminatory rules of the Building adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so; all changes to such rules will be sent by Landlord to Tenant in writing. The current Building Rules and Regulations, which may be modified from time to time by the Landlord in its reasonable discretion, are attached hereto as Exhibit "E." In the event of any inconsistency between the provisions of this Lease and any Building Rules and Regulations, the provisions of this Lease shall control.

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                                  ARTICLE 16
                                  ----------
                               ENTRY BY LANDLORD
                               -----------------

     Tenant agrees to permit Landlord or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the same, or to show the Premises to prospective purchasers, Mortgagees, tenants or insurers, to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof (except as otherwise set forth in this Lease). In the exercise of its rights hereunder, Landlord shall comply with the provisions of Section 4.3 hereof applicable to Landlord's actions, and Tenant shall be entitled to the abatement provisions of Section 4.3, if applicable.

                                  ARTICLE 17
                                  ----------
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

     17.1 Prohibition. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein without the consent of Landlord first being obtained, which consent will not be unreasonably withheld or delayed provided that: (1) Tenant provides written notice to Landlord at least 10 business days prior to such assignment or subletting setting forth the details of the proposed assignment or sublease; (2) Landlord declines to exercise its rights under
Section 17.2; (3) the transferee is engaged in a business and the portion of the Premises will be used for the Use permitted under this Lease and in a manner which is in keeping with the then standards of the Building and does not conflict with any exclusive use rights granted to any other tenant of the Building, and such use will not, in Landlord's reasonable opinion materially increase parking or occupancy loads; (4) Landlord, in its sole discretion, determines that the transferee has a sound business reputation; (5) Tenant is not in default at the time it makes its request; (6) the transferee is not a tenant or currently negotiating a lease with Landlord in any Building owned by Landlord adjacent to the Building (provided Landlord has space available to satisfy the space requirements of the transferee and is willing to lease such space to the proposed transferee); and (7) the rent to be paid by the transferee is not less than 85% of the rental rate then being offered by Landlord for similar space in the Building. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this Article 17 shall be void. If Landlord does not notify Tenant of the specific grounds upon which Landlord is withholding consent to a proposed assignment or subletting within 10 business days after Landlord receives Tenant's request for consent to an assignment or subletting, Landlord shall be deemed to have approved such assignment.

     Notwithstanding anything in this Lease to the contrary, Tenant shall have the right to assign its interest in this Lease or to sublet all or a part of the Premises without Landlord's prior consent to a Permitted Transferee, as hereinafter defined, provided (1) the Permitted Transferee is engaged in a business (and the portion of the Premises will be used for) the use permitted hereunder; and (2) Tenant is not in default at the time it makes any such sublease. In the event of an assignment or sublet to a Permitted Transferee, Tenant shall remain liable for all of its obligations hereunder. For purposes of this Lease, a "Permitted Transferee" means, any person or entity which directly or indirectly controls, is controlled by or is under common control with Tenant, or to any entity resulting from a merger or consolidation with Tenant or to any person or entity which acquires all of the assets of Tenant as a going concern of the business that is being conducted on the Premises. In order for any transfer to a Permitted Transferee to be effective, Tenant shall provide written notice to Landlord within ten (10) days' after such transfer setting forth the facts supporting designation of the proposed assignee as a Permitted Transferee.

     17.2 Recapture. If Tenant requests Landlord's consent to an assignment of this Lease or subletting of all or part of the Premises, Landlord shall have the option (without limiting Landlord's other rights hereunder) of terminating this Lease (in the case of a subletting, only with respect to the proposed

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sublet area) upon the proposed effective date of the assignment or subletting.
If Landlord elects to exercise its rights under this Section 17.2, Tenant shall have the right to vitiate Landlord's election by rescinding Tenant's request for consent to the assignment or subletting by providing written notice to Landlord within ten (10) days following Landlord's notice of election to terminate. Landlord may then, at Landlord's option, lease space to the prospective assignee or subtenant. If Landlord should fail to notify Tenant in writing of its decision within a 10 business day period after Landlord is notified in writing of the proposed assignment or sublease, Landlord shall be deemed to have elected to keep this Lease in full force and effect.

     17.3 Proceeds of Assignment, Sale of Sublease. Except for transfers to Permitted Transferees, fifty percent (50%) of all net cash or other Net Proceeds of any assignment, sale or sublease of Tenant's interest in this Lease, whether consented to by Landlord or not, shall be paid to Landlord notwithstanding the fact (but only to the extent) that such Net Proceeds exceed the Rent called for hereunder, unless Landlord agrees to the contrary in writing. (For the Purposes of this Paragraph, "Net Proceeds" shall mean and refer to proceeds net of third party reletting expenses of Tenant and cost of any tenant improvement costs incurred). This covenant and assignment shall run with the land and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee or purchaser of Tenant's interest in this Lease (all such assignees and purchasers being hereinafter referred to as "Successors"), by assuming Tenant's obligations hereunder, shall assume liability to Landlord for all amounts to which Landlord is entitled which are actually paid to persons other than Landlord by such Successor in consideration of any such sale or assignment, in violation of the provisions hereof.

     17.4 Tenant Remains Liable. No assignment, sublease or other transfer consented to by Landlord, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Upon the occurrence of any default under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting any remedies against any subtenant or assignee. Upon termination of this Lease, any permitted subtenant shall, at Landlord's option, attorn to Landlord and shall pay all Rent directly to Landlord. Landlord's acceptance of Rent from any other person shall not constitute a waiver of any provision of this Article 17. Consent to one transfer shall not constitute consent to any subsequent transfer. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant of its liability under this Lease.

     17.5 No Merger. No merger shall result from Tenant's sublease of the Premises under this Article 17, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder.


                                  ARTICLE 18
                                  ----------
                                     LIENS
                                     -----

     If any mechanic's lien(s) or other liens to be placed upon the Premises or the Building as a result of work contracted for by Tenant, Tenant shall discharge, bond against or provide other security against foreclosure of the lien which reasonably satisfactory to Landlord and any Mortgagee of the Building, within thirty (30) days following the date Tenant receives notice of the lien. Nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanics' or other liens against the Premises. In the event any such lien is attached to the Premises, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same following thirty (30) days' notice to Tenant and Tenant's failure to bond

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against or discharge the lien in such thirty (30) day period.  Any reasonable amount paid by Landlord for any of the aforesaid purposes and any reasonable expenses incurred by Landlord in connection with any such lien shall be paid by Tenant to Landlord within thirty (30) days after demand as Additional Rent.


                                  ARTICLE 19
                                  ----------
                                   INSURANCE
                                   ---------

     19.1 Property Insurance. Tenant shall maintain property coverage insurance on the Building Shell and Building Core and the improvements in the Premises in an amount equal to one hundred percent (100%) of replacement cost, as reasonably determined by Landlord. Such insurance shall be maintained at the expense of Tenant, with Landlord listed as the primary insured and payments for losses thereunder shall be made solely to Landlord or the Mortgagees as their respective interests shall appear.

     19.2 Liability Insurance. Tenant shall, at Tenant's expense, maintain a policy of Commercial General Liability insurance insuring Tenant against liability arising out of the ownership, use, occupancy or maintenance of the Premises. Such insurance shall be on an occurrence basis providing single-limit coverage in an amount not less than One Million Dollars ($1,000,000) per occurrence. The initial amount of such insurance shall be subject to periodic increase upon reasonable demand by Landlord based upon inflation, increased liability awards, recommendation of professional insurance advisers, and other relevant factors. However, the limits of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. Landlord shall be named as an additional insured on said policies and the policies shall contain a provision under which the insurance as afforded by such policies shall be primary as respects any claims, losses or liabilities arising out of the use of Premises by the Tenant or by Tenant's operation and any insurance carried by Landlord shall be excess and non-contributing. The policy shall insure Tenant's performance of the indemnity provisions of Articles 14 and 20.

     19.3 Requirements for Insurance Policies. Insurance required to be maintained hereunder shall be in companies holding a "General Policyholders' Rating" of A or better and a "financial rating" of 10 or better, as set forth in the most current issue of "Best's Insurance Guide." Tenant shall promptly deliver to Landlord, within thirty (30) days of the Commencement Date, original certificates evidencing the existence and amounts of such insurance. No such policy shall be cancelable or subject to reduction of coverage except after sixty (60) days prior written notice to Landlord. Tenant shall, within thirty
(30) days prior to the expiration, cancellation or reduction of such policies, furnish Landlord with renewals or "binders" thereof. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies required under this Lease.

     19.4 Waiver of Subrogation Rights. Tenant shall obtain from the issuer of the insurance policies referred to in Section 19.1 a waiver of subrogation provision in said policies and Tenant and Landlord hereby release, relieve and waive any and all rights of recovery against Landlord or Tenant, or against the employees, officers, agents and representatives of Landlord or Tenant, for loss or damage arising out of or incident to the perils insured against under Section
19.1 which perils occur in, on or about the Premises or the Building, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors or invitees.

                                  ARTICLE 20
                                  ----------
                                   INDEMNITY
                                   ---------

     20.1 Indemnity by Tenant. Tenant shall indemnify and hold harmless Landlord and all agents, servants and employees of Landlord from and against all claims, losses, damages, liabilities, expenses (including reasonable attorney fees), penalties and charges arising from or in connection with (i) Tenant's use of the Premises during the Lease Term, or (ii) the conduct of Tenant's business, or
(iii) any activity, work or things done, permitted or suffered by Tenant in or about the Premises during the Lease Term.

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Tenant shall further indemnify and hold harmless Landlord from and against any and all claims, loss, damage, liability, expense (including reasonable attorney fees), penalty or charge arising from any negligence of Tenant, or any of Tenant's agents, contractors, or employees, and from and against all costs, reasonable attorney fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. If any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by legal counsel reasonably satisfactory to Landlord. Tenant, as a material part of its consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or upon the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord. Notwithstanding the foregoing, Tenant shall not be required to defend, save harmless or indemnify Landlord from any liability for injury, loss, accident or damage to any person or property resulting from Landlord's negligence or willful acts or omissions, or those of Landlord's officers, agents, contractors or employees. Tenant's indemnity is not intended to nor shall it relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease to the extent that such policies cover the results of negligent acts or omissions of Landlord, its officers, agents, contractors or employees, or the failure of Landlord to perform any of its obligations under this Lease.

     20.2 Indemnity by Landlord. Landlord shall indemnify and hold harmless Tenant and all agents, servants and employees of Tenant from and against all claims, losses, damages, liabilities, expenses (including reasonable attorney fees), penalties and charges arising from or in connection with any negligence of Landlord, or any of Landlord's agents, contractors, or employees, and from and against all costs, reasonable attorney fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. If any action or proceeding be brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, shall defend the same at Landlord's expense by legal counsel reasonably satisfactory to Tenant. Notwithstanding the foregoing, Landlord shall not be required to defend, save harmless or indemnify Tenant from any liability for injury, loss, accident or damage to any person or property resulting from Tenant's negligence or willful acts or omissions, or those of Tenant's officers, agents, contractors or employees.

                                  ARTICLE 21
                                  ----------
                       DAMAGE OR DESTRUCTION TO BUILDING
                       ---------------------------------

     21.1 Partial Destruction. In the event that the Premises or the Building are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Building, the damage shall be repaired by and at the expense of Landlord to the extent of such insurance proceeds available therefor, provided such repairs and restoration can, in Landlord's reasonable opinion, be made within two hundred ten (210) days after the occurrence of such damage without the payment of overtime or other premiums, and until such repairs and restoration are completed, the Base Rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business, as may be reasonably determined by Landlord's and Tenant's architects (or if such architects cannot agree as to such determination, then by a third architect selected by such two architects) (but there shall be no abatement of Base Rent by reason of any portion of the Premises being unusable for a period equal to five days or less). Landlord agrees to notify Tenant within sixty (60) days after such casualty if it estimates that it will be unable to repair and restore the Premises and all portions of the Building which are required for the full use and enjoyment of the Premises within said two hundred ten (210) day period. In the event Landlord does not so notify Tenant, Landlord shall be deemed to have elected to repair and restore the Premises. Such notice shall set forth the approximate length of time Landlord estimates will be required to complete such repairs and restoration. Notwithstanding anything to the contrary contained herein, if Landlord estimates it cannot make such repairs and restoration within said two hundred ten (210) day period, then Tenant may, by written notice to Landlord, cancel this Lease, provided such notice is given to Landlord within fifteen (15) days after Landlord notifies Tenant of the estimated time for completion of such repairs and restoration. If Landlord does not make such repairs and restoration within two hundred seventy (270) days, then Tenant

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may, by written notice to Landlord, cancel this Lease, provided such notice is given to Landlord within fifteen (15) days after expiration of such 270-day period. Except as provided in this Article 21, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from the making of any such repairs, alterations, or improvements in or to the Building, Premises, or fixtures, appurtenances, and equipment. Tenant understands that Landlord will not carry insurance of any kind on Tenant's property, including furniture and furnishings, or on any fixtures or equipment removable by Tenant under the provisions of this Lease, and that Landlord shall not be obligated to repair any damage thereto or replace the same.

     21.2 Total Destruction. In case the Building throughout shall be so injured or damaged, whether by fire or otherwise (though the Premises may not be affected, or if affected, can be repaired within said 210 days) that Landlord, within sixty (60) days after the happening of such injury, shall decide not to reconstruct or rebuild the Building, then notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said sixty (60) days, Tenant shall pay the rent, properly apportioned up to date of such casualty, this Lease shall terminate from the date of delivery of said written notice, and both parties hereto shall be released and discharged from all further obligations hereunder (except those obligations which expressly survive termination of the Lease term). A total destruction of the Building shall automatically terminate this Lease.

                                  ARTICLE 22
                                  ----------
                                 CONDEMNATION
                                 ------------

     If the whole or substantially the whole of the Building or the Premises shall be taken for any public or quasi-public use, by right of eminent domain or otherwise or shall be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises is thus taken or sold but the remainder will not permit continued operation of the Building as a first-class office building with associated parking and other amenities, Landlord or Tenant (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to the other party, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If the Lease is not so terminated upon any such taking or sale, the Base Rent payable hereunder shall be diminished by an equitable amount, and Landlord shall, to the extent Landlord reasonably deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and installing Building Standard Improvements in the Premises, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Building or the Premises shall belong to Landlord, and Tenant shall not be entitled to and expressly waives all claims to any such compensation. Notwithstanding anything contained herein Tenant may bring a separate action against the condemning authority to recover relocation expenses and interruption of business incurred by Tenant as a result of the condemning authority's actions. Notwithstanding the foregoing, Landlord shall not terminate this Lease as a result of a condemnation or conveyance in lieu of condemnation unless Landlord terminates the leases of all tenants in the Building and Landlord in fact elects not to restore the Building.

                                  ARTICLE 23
                                  ----------
                          DAMAGES FROM CERTAIN CAUSES
                          ---------------------------

     Landlord shall not be liable to Tenant for any loss or damage to any property or person occasioned by theft, fire, earthquake, any other act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause beyond the control of Landlord. In addition, provided Landlord complies with the provisions of

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Section 4.3 hereof applicable to Landlord's actions, Landlord shall not be liable for any damage or inconvenience which may arise through repair or alteration of any part of the Building or Premises.


                                  ARTICLE 24
                                  ----------
                               EVENTS OF DEFAULT
                               -----------------

     The following events ("Events of Default") shall constitute a default by Tenant hereunder:

     a. If Tenant shall fail to pay when due any installment of Base Rent, Additional Rent, or any other amounts payable hereunder unless such failure is cured within 5 business days after notice from Landlord that the same is past due;

     b. If this Lease or the estate of Tenant hereunder shall be transferred to or shall pass to or devolve upon any other person or party in violation of the provisions of this Lease, except as permitted herein;

     c. If this Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof;

     d. If Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors;

     e. If involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant shall be instituted against Tenant, or a receiver or trustee shall be appointed of all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or such receivership or trusteeship vacated within thirty (30) days after such institution or appointment;

     f.   Intentionally Omitted.

     g.   Intentionally Omitted.

     h. If Tenant shall fail to perform any of the other agreements, terms, covenants, or conditions hereof on Tenant's part to be performed (other than the obligation to pay rent or any other charges payable hereunder), and such nonperformance shall continue for a period of thirty (30) days after notice thereof by Landlord to Tenant; provided, however, that if Tenant cannot reasonably cure such nonperformance within thirty (30) days, Tenant shall not be in default if it commences cure within said thirty (30) days and diligently pursues the same to completion;

     i.   Intentionally Omitted.

     j. If Tenant shall fail to obtain a release of or to bond against any mechanic's lien, as required herein;

     k.   Intentionally Omitted;

     l. If all or any part of the personal property of Tenant is seized, subject to levy or attachment, or similarly repossessed or removed from the Premises;

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     m.   Tenant shall fail to deliver an Estoppel Certificate or Subordination
Agreement within the time periods set forth in this Lease.

                                  ARTICLE 25
                                  ----------
                              LANDLORD'S REMEDIES
                              -------------------

     25.1 Landlord's Election upon Events of Default. Upon the occurrence of an Event of Default, Landlord shall have the right, at its election, then or at any time thereafter and while any such Event of Default shall continue, either:

          (i) to give Tenant written notice of Landlord's intention to terminate this Lease on the date such notice is given or on any later date specified therein, whereupon, on the date specified in such notice, Tenant's right to possession of the Premises shall cease and this Lease shall thereupon be terminated; provided, however, that Tenant shall remain liable in accordance with Section 25.3 below; or

          (ii) to re-enter and take possession of the Premises or any part thereof and repossess the same as Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purposes as may be reasonably necessary, without being liable for prosecution thereof, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of rent or preceding breach of covenants or conditions. Should Landlord elect to re-enter the Premises as provided in this Article 25 or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its reasonable discretion, may determine, and Landlord may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon such reletting, provided Landlord shall use reasonable efforts to mitigate its damages. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so stated. Landlord reserves the right following any such re-entry and/or reletting, to exercise its right to terminate this Lease by giving Tenant such written notice, in which event, this Lease will terminate as specified in said notice.

     25.2 Effects of Landlord's Election to Take Possession of Premises. In the event that Landlord does not elect to terminate this Lease as permitted in
Section 25.1(i) hereof, but on the contrary, elects to take possession as provided in Section 25.1(ii). Tenant shall pay to Landlord (i) the rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorney fees, expenses of employees, alteration and repair costs, and expense of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing Lease Term, or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith as provided aforesaid will be made in determining the net proceeds from such reletting. Tenant shall pay such rent and other sums to Landlord monthly on the days on which the rent would have been payable hereunder if possession had not be taken.

     25.3 Effect of Landlord's Election to Terminate the Lease. In the event this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant, as damages for loss of the

                                                             /s/ EJO
                                                             -----------------
                                                             Tenant Initials
bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the excess, if any, of the aggregate of the rent and all other sums payable by Tenant hereunder that would have accrued for the balance of the Lease Term over the aggregate rental value of the Premises (such rental value to be computed on the basis of a tenant paying not only a rent to Landlord for the use and occupation of the Premises, but also such other charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such Lease Term, both discounted to present worth at the rate of eight percent (8%) per annum. Alternatively, at Landlord's option, Tenant shall remain liable to Landlord for damages in an amount equal to the rent and other sums arising under the Lease for the balance of the Lease Term had the Lease not been terminated, less the net proceeds, if any, from any subsequent reletting, after deducting all expenses associated therewith and as enumerated above. Landlord shall be entitled to receipt of such amounts from Tenant monthly on the days on which such sums would have otherwise been payable.

     25.4 Suits for Recovery by Landlord. Suit or suits for the recovery of the amounts and damages set forth above may be brought by Landlord, from time to time, at Landlord's election, and nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the Lease Term would have expired had there been no such default by Tenant or no such termination, as the case may be.

     25.5 Rents, Issues, and Profits from Subleases. After an Event of Default by Tenant, Landlord may sue for or otherwise collect all rents, issues, and profits payable under all subleases on the Premises, including those past due and unpaid.

     25.6 Landlord's Entry Upon the Premises and Other Remedies. During an Event of Default by Tenant, Landlord may, without terminating this Lease, enter upon the Premises, with force if necessary, without being liable for prosecution of any claim for damages, without being deemed guilty of any manner of trespass, and without prejudice to any other remedies, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any reasonable expenses which Landlord may incur in effecting compliance with the Tenant's obligations under this Lease; further, Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this subparagraph unless caused by the negligence of Landlord.

     25.7 No Waivers Unless Express. No failure by either party to insist upon the strict performance of any agreement, term, covenant, or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach of such agreement, term, covenant, or condition. No agreement, term, covenant, or condition hereof to be performed or complied with by either party, and no breach thereof, shall be waived, altered, or modified except by written instrument executed by the waiving party. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant, and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. Notwithstanding any unilateral termination of this Lease, this Lease shall continue in full force and effect as to any provisions hereof which require observance or performance of Landlord or Tenant subsequent to termination.

     25.8 Lease Not a Limitation of Remedies. Nothing contained in this Section shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization, or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to, or less than the amounts recoverable, either as damages or rent, referred to in any of the provisions of this Section.

     25.9 Default Interest Rate, Administrative Charge, and Other Matters. Any rents or other amounts owing to Landlord or Tenant hereunder which are not paid within five (5) days of the date they

                                                             /s/ EJO
                                                             ---------------
                                                             Tenant Initials
are due, shall thereafter bear interest from the due date at the "Default Interest Rate" until paid. Similarly, any amounts which Landlord or Tenant pays on behalf of Tenant which are owed by Tenant in accordance with the terms hereof, which are not reimbursed by Tenant to Landlord within five (5) days of demand by Landlord, thereafter bear interest from the date paid by Landlord at the Default Interest Rate until paid. In addition to the foregoing, Tenant shall pay to Landlord whenever any Base Rent, Additional Rent, or any other sums due hereunder remain unpaid more than five (5) business days after notice that the same are past due, an administrative charge and penalty fee equal to five percent (5%) of the amount due, except that, with regard to the first such notice given to Tenant in each calendar year of the Lease Term, the administrative charge and penalty fee shall not apply until five (5) days after notice that the same have not been paid within five days after the prior notice.

     25.10 Remedies Cumulative, Costs of Collection; Waiver of Jury Trial. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease nor or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive or declaratory relief and specific performance. The exercise or commencement of the exercise by either party of any one or more of the rights or remedies provided for in this Lease now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or subsequent exercise by either party of any or all other rights or remedies provided for in this Lease, or now or hereafter existing at law or in equity or by statute or otherwise. All costs incurred by either party in connection with collecting any amounts and damages owing by the other party pursuant to the provisions of this Lease or to enforce any provision of this Lease, including, by way of example, but not limitation, reasonable attorney fees from the date any such matter is turned over to an attorney, shall also be recoverable by the collecting party. Landlord and Tenant agree that any action or proceeding arising out of this Lease shall be heard by a court sitting without a jury and thus hereby waive all rights to a trial by jury.

                                  ARTICLE 26
                                  ----------
                              LANDLORD'S DEFAULT
                              ------------------

     Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days' of receipt by Landlord of written notice from Tenant of the alleged failure to perform. Such notice shall be ineffective unless a copy is simultaneously also delivered in the manner required in this Lease to any holder of a mortgage and/or deed of trust affecting all or any portion of the Building Complex (collectively, "Mortgagee"), provided that prior to such notice Tenant has been notified (by way of notice of Assignment of Rents and Leases, or otherwise), of the address of a Mortgagee. If Landlord fails to cure such default within the time provided, then Mortgagee shall have an additional 30 days following a second notice from Tenant or, if such default cannot be cured within that time, such additional time as may be necessary provided within such 30 days, Mortgagee commences and diligently pursues a cure (including commencement of foreclosure proceedings if necessary to effect such cure). Except as specifically set forth in this paragraph, Tenant's sole remedy will be equitable relief or actual damages but in no event is Landlord or any Mortgagee responsible for consequential damages or lost profit incurred by Tenant as a result of any default by Landlord. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement hereof, whether in the Lease or elsewhere. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give any Mortgagee notice and a reasonable time to cure any default by Landlord. If Landlord fails to perform its maintenance, repair or replacement obligations under this Lease and such failure results in material interference with Tenant's business operations or threatens damage to Tenant's property, then following twenty (20) days' prior written notice to Landlord (except in the event of an emergency in which event no notice shall be required), Tenant may perform such repair, replacement or maintenance. In the event Landlord was obligated to perform such action, Landlord shall reimburse Tenant for all out-of-pocket third party costs incurred by Tenant to complete such maintenance, repair or replacement, within 30 days after receipt of

                                                             /s/ EJO
                                                             ---------------
                                                             Tenant Initials
an itemized invoice therefor from Tenant. In the event Landlord does not reimburse Tenant for such costs Tenant shall not have any right to off-set rent unless and until it has received a judgement from a court of competent jurisdiction which determines that Landlord was obligated to perform such maintenance, repair or replacement, and Landlord does not, within thirty days after the issuance of the Court's order (the "Landlord Cure Period") either (i) post the required bond for appeal, or (ii) within 30 days after issuance of such judgement, pay the total damages awarded by the Court (or otherwise remedy the default if applicable), in which event Tenant shall have the right to an abatement of Base Rent only to the extent necessary to satisfy such judgement.

                                  ARTICLE 27
                                  ----------
                              PEACEFUL ENJOYMENT
                              ------------------

     Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms hereof, provided that Tenant pays the Rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of Landlord's interest hereunder.

                                  ARTICLE 28
                                  ----------
                                 HOLDING OVER
                                 ------------

     In the event of holding over by Tenant after the expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to
Article 25 above, Tenant shall, throughout the entire holdover period, pay rent equal to one hundred fifty percent (150%) of the Base Rent, plus one hundred percent (100%) of Additional Rent which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant. If Tenant remains in possession of all or any part of the Premises after the expiration of the Lease Term, with the express written consent of Landlord: (i) such tenancy will be deemed to be a periodic tenancy from month-to-month only;
(ii) such tenancy will not constitute a renewal or extension of this Lease for any further term; and (iii) such tenancy may be terminated by Landlord upon the earlier of thirty (30) days' prior written notice or the earliest date permitted by law. Such month-to-month tenancy will be subject to every other term, condition, and covenant contained in this Lease including the Base Rent and Additional Rent provisions. Nothing contained in this Article 28 shall be construed as consent by Landlord to any holding over of the Premises by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord upon the expiration or earlier termination of this Lease. If Tenant fails to surrender the Premises upon the expiration or earlier termination of this Lease despite demand to do so by Landlord, in addition to the holdover rent described above, (i) if such holdover lasts over thirty days, Tenant shall pay Landlord rent equal to two hundred percent (200%) of the Base Rent, plus one hundred percent (100%) of Additional Rent which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant, and (ii) if such holdover lasts over sixty days, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including, without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender.

                                  ARTICLE 29
                                  ----------
                           SUBORDINATION TO MORTGAGE
                           -------------------------

     Provided Tenant receives a non-disturbance agreement from the current Mortgagee in the form required under Exhibit I or as is otherwise reasonably acceptable to Tenant, Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, upon the Building as a whole, and to any renewals, refinancing and extensions

                                                             /s/ EJO
                                                             ---------------
                                                             Tenant Initials
thereof, but Tenant agrees that any such Mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. Tenant agrees within twenty (20) days after request therefore to execute a subordination and non-disturbance agreement in the form of agreement attached hereto as Exhibit I or such similar agreement as Landlord may
                             ---------
reasonably request. Landlord agrees to obtain and deliver a Subordination and Nondisturbance Agreement from Landlord's current lender within 30 days of the date of this Lease. In connection therewith, Landlord agrees to cooperate with Tenant in Tenant's effort to negotiate the form of such Subordination and Non-disturbance Agreement with the lender. In the event that any mortgage or deed of trust is foreclosed or conveyance in lieu of foreclosure is made for any reason, Tenant shall attorn to and become the Tenant of the successor-in-interest to Landlord, and the successor-in-interest to Landlord shall assume all obligations of Landlord arising after the date it succeeds to the interest of Landlord hereunder; and in such event Tenant hereby waives its right under any current or future law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder as a result of such foreclosure. If in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request modifications to this Lease as a condition to such financing, Tenant will not unreasonably withhold or delay its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder and do not otherwise adversely affect Tenant's rights hereunder.

                                  ARTICLE 30
                                  ----------
                                   VACATION
                                   --------

     If Tenant vacates the Premises for more than 90 days (unless due to a casualty or condemnation) and is not at the end of that 90 day period diligently acting to move back into the Premises (and in fact does so within 45 days thereafter), at any time thereafter and prior to the date Tenant moves back into the Premises, Landlord shall have the right to terminate this Lease by giving Tenant at least 30 days prior notice, unless Tenant notifies Landlord that Tenant intends to resume operations in the Premises within 180 days of Landlord's notice.

                                  ARTICLE 31
                                  ----------
                           BANKRUPTCY OR INSOLVENCY
                           ------------------------

     31.1 Deemed Rejection of Lease. If the Tenant becomes a debtor under Chapter 7 of the United States Bankruptcy Code (the "Bankruptcy Code"), or in the event that a petition for reorganization or adjustment of debts is filed concerning the Tenant under Chapter 11 or Chapter 13 of the Bankruptcy Code, or a proceeding filed under Chapter 7 is transferred to Chapter 11 or 13, the "Trustee" or the Tenant, as "Debtor-in-Possession," shall be deemed to have rejected this Lease. No election by the Trustee or Debtor-in-Possession to assume this Lease shall be effective unless each of the following conditions, which Landlord and Tenant hereby acknowledge to be commercially reasonable in the context of a bankruptcy proceeding, has been satisfied, and the Landlord has so acknowledge in writing: (i) the Trustee or Debtor-in-Possession has cured, or has provided the Landlord "adequate assurance" (as hereinafter defined) that from the date of such assumption the Trustee or Debtor-In-Possession will promptly cure, all monetary and non-monetary defaults under the Lease; (ii) the Trustee or Debtor-in-Possession has compensated, or has provided to the Landlord adequate assurance that within ten (10) days of the date of assumption the Landlord will be compensated, for any pecuniary loss incurred by the Landlord arising from default of the Tenant, the Trustee, or the Debtor-in-Possession as recited in the Landlord's written statement of pecuniary loss sent to the Trustee or Debtor-in-Possession; and (iii) the Trustee or Debtor-in-Possession has provided the Landlord with adequate assurance of future performance of each of the Tenant's, the Trustee's, or the Debtor-in-Possession's obligations under this Lease; provided, however, that: (x) the Trustee or Debtor-in-Possession shall also deposit with the Landlord, as security for the timely payment of rent and other sums due hereunder, an amount equal to three months Base Rent, Additional Rent, and other monetary charges accruing under this Lease; and (y)

                                                               /s/ EJO
                                                               ---------------
                                                               Tenant Initials
the obligations imposed upon the Trustee or Debtor-in-Possession shall continue with respect to the Tenant or any assignee of this Lease after the completion of the bankruptcy proceedings.

     31.2 Adequate Assurance. For purposes of this Section, Landlord and Tenant acknowledge that, in the context of the bankruptcy proceedings of the Tenant, at a minimum, "adequate assurance" shall mean: (i) the Trustee or Debtor-in-Possession will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure the Landlord that the Trustee or Debtor-in-Possession will have sufficient funds to fulfill all of the obligations of Tenant under this Lease; or (ii) the Bankruptcy Court shall have entered an order segregating sufficient cash payable to the Landlord, and the Trustee or Debtor-in-Possession shall have granted to the Landlord a valid and perfected first lien and security interest or mortgage in property of the Tenant, the Trustee, or the Debtor-in-Possession, acceptable as to value and kind to the Landlord, in order to secure to the Landlord the obligation of the Tenant, Trustee, or Debtor-in-Possession to cure the monetary or non-monetary defaults under the Lease within the time period set forth above.

     31.3 Lease Assignments in Bankruptcy Proceedings. The following conditions shall apply to any assignments of this Lease in bankruptcy proceedings if the Trustee or Debtor-in-Possession has assumed this Lease and elects to assign the Lease to any other person, such interest or estate of Tenant in this Lease may be so assigned only if the Landlord has acknowledged in writing that the intended assignee can provide to the Landlord "adequate assurance of future performance" (as herein defined) of all of the terms, covenants and conditions of this Lease to be performed by the Tenant. For the purposes of this provision, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding, at a minimum, "adequate assurance of future performance" shall mean that each of the following conditions has been satisfied, and the Landlord has so acknowledged in writing: (i) the proposed assignee has submitted a current financial statement audited by a Certified Public Accountant which shows the net worth and working capital and amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of Tenant's obligations under this Lease; (ii) the proposed assignee, if requested by the Landlord, has obtained guarantys in form and substance satisfactory to the Landlord from one or more persons who satisfy the Landlord's standards of creditworthiness; and (iii) the Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement, or other agreement by which the Landlord is bound, in order to permit the Landlord to consent to such assignment.

                                  ARTICLE 32
                                  ----------
                        AMERICANS WITH DISABILITIES ACT
                        -------------------------------

     32.1 Compliance with Legal Requirements. Landlord represents and warrants that (i) Landlord has caused the Building Core, Building Shell and Common Areas, as approved by the City of Troy, to fully meet with requirements under Title III of the Americans With Disabilities Act ("ADA") within the local jurisdiction guidelines, as these guidelines were written and enforced at the time of the approval of the building permit for the Building Core and Building Shell by the City of Troy, including access from parking lots, location of parking spaces, restroom facilities, and emergency lighting, (ii) Landlord has not received any notice of any violation of ADA requirements, and (iii) to the actual knowledge of Paul Powers, the Administrative Officer of Pauls Equities, which is the manager of Landlord, without any duty of investigation or inquiry, there has been no change in the ADA requirements within the local jurisdiction guidelines since the building permit for the Building was issued through the date hereof which would cause the Building to be in violation of the ADA. In addition, Landlord represents and warrants that Landlord has caused the Building Core and Building Shell to be constructed in accordance with all other applicable building codes and ordinances in existence as of the date of approval of the building permit for construction of the Building Core and Building Shell, and the Building Core, Building Shell and Common Areas, currently comply with all existing requirements of applicable building codes and ordinances and any costs of correcting, and any work necessary to correct, any existing violations of any codes,

                                                               /s/ EJO
                                                               ---------------
                                                               Tenant Initials
ordinances, or other legal requirements shall not be included as Operating Expenses, and shall be paid and performed by Landlord at its sole cost and expense.

     32.2 Alterations to Premises. Tenant shall, at Tenant's sole cost and expense, be responsible for any alterations, modifications or improvements to the Premises, and the acquisitions of any auxiliary aids, required under the ADA, including all alterations, modifications, or improvements required: (i) as a result of Tenant (or any subtenant, assignee, or concessionaire) being a "Public Accommodation" (as defined in the ADA); (ii) as a result of the Premises being a "Commercial Facility" (as defined in the ADA); (iii) as a result of any leasehold improvements made to the Premises by, or on behalf of, Tenant or any subtenant, assignee, or concessionaire (whether or not Landlord's consent to such leasehold improvements was obtained); or (iv) as a result of the employment by Tenant (or any subtenant, assignee, or concessionaire) of any individual with a disability; provided, in such event, Tenant shall have no obligation to restore any such modifications to the extent they are required to be made to the Building Common Areas.

     32.3 "Use Clause" Implications. With respect to the use restrictions set forth in Article 4 of this Lease, and the restrictions on assignments and subletting set forth in Article 17 of this Lease, it is hereby specifically understood and agreed that Landlord shall have no obligation to consent to, or permit, a use of the Premises, or an assignment of the Lease, or a sublease of the Premises (collectively herein a "Use Change") if such Use Change would require the making of any alterations, modifications, or improvements to the Premises or the Common Areas, or the acquisition of any auxiliary aids, required under the ADA, unless Tenant performs all such acts and satisfies Landlord's requirements for financial responsibility for the costs of such compliance (which may include, by way of example, posting of a completion bond), Tenant shall be responsible for compliance with ADA in the design and layout of the Leasehold Improvements and Landlord shall have no responsibility therefor.

                                  ARTICLE 33
                                  ----------
                                 ATTORNEY FEES
                                 -------------

     In the event either party defaults in the performance of any of the terms of this Lease and such party employs an attorney in connection therewith, the defaulting party agrees to pay the non-defaulting party's reasonable attorney fees.

                                  ARTICLE 34
                                  ----------
                               NO IMPLIED WAIVER
                               -----------------

     The failure of either party to insist at any time upon the strict performance of any covenant or agreement herein, or to exercise any option, right, power or remedy contained in this Lease, shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent due under this Lease shall be deemed to be other than on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

                                  ARTICLE 35
                                  ----------
                       LIMITATION OF LANDLORD LIABILITY
                       --------------------------------

     The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and the rents, profits, and proceeds arising therefrom, and Tenant agrees to look solely to such amount for recovery of any judgment from Landlord.

                                                               /s/ EJO
                                                               ---------------
                                                               Tenant Initials

                                  ARTICLE 36
                                  ----------
                               SECURITY DEPOSIT
                               ----------------

     Intentionally Omitted.


                                  ARTICLE 37
                                  ----------
                                    NOTICE
                                    ------

     Any notice in this Lease provided for must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postage paid and certified and addressed to the party to be notified, with return receipt requested, or by nationally recognized overnight delivery service, or by prepaid telegram, when appropriate, addressed to the party to be notified at the address stated below or such other address, notice of which has been given to the other party. Notice deposited in the mail in the manner hereinabove described shall be effective from and after receipt or failure or refusal to accept receipt. Notice deposited with a nationally recognized overnight delivery service shall be effective from and after 1 business day after it is so deposited.

     Notices to Landlord:  Troy Development #2, LLC
                           3950 Lewiston Street, Suite 100
                           Aurora, Colorado  80011
                           Attn:  Paul Powers

     With a copy to:       J. Kevin Ray, Esq.
                           Campbell Bohn Killin Brittan & Ray, LLC
                           270 St Paul, Suite 200
                           Denver, Colorado 80206

     Notices to Tenant:    Delphi Automotive Systems LLC
                           Manager of Real Estate Services
                           Mail Code 480-414-250
                           1450 West Long Lake Road
                           Troy, Michigan 48098


                                  ARTICLE 38
                                  ----------
                                 SEVERABILITY
                                 ------------

     If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law notwithstanding the invalidity of any other term or provision hereof.


                                  ARTICLE 39
                                  ----------
                                  RECORDATION
                                  -----------

     Tenant agrees not to record this Lease or any memorandum hereof.

                                                               /s/ EJO
                                                               ---------------
                                                               Tenant Initials

                                  ARTICLE 40
                                  ----------
                                 GOVERNING LAW
                                 -------------

     This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Michigan, without regard to its principles of conflict of laws.


                                  ARTICLE 41
                                  ----------
                                 FORCE MAJEURE
                                 -------------

     Whenever a period of time is herein prescribed for the taking of any action by either party, such party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of the party of which performance is required.


                                  ARTICLE 42
                                  ----------
                              TIME OF PERFORMANCE
                              -------------------

     Except as expressly otherwise herein provided, with respect to all required acts of either party, time is of the essence of this Lease.


                                  ARTICLE 43
                                  ----------
                             TRANSFERS BY LANDLORD
                             ---------------------

     Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations arising hereunder after the date of the transfer, provided Landlord's transferee assumes Landlord's obligations under the Lease, in which event Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations arising after the date of the transfer.


                                  ARTICLE 44
                                  ----------
                                  COMMISSIONS
                                  -----------

     Except for claims by the brokers identified on the Lease Summary, Landlord and Tenant hereby indemnify and hold each other harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease due to any action of the indemnifying party. Landlord and Tenant each represent and warrant to each other that no broker has been used in connection with this Lease except for the broker(s) set forth on the Lease Summary hereof, which broker(s) shall be compensated by Landlord absent an agreement to the contrary.


                                  ARTICLE 45
                                  ----------
                       EFFECT OF DELIVERY OF THIS LEASE
                       --------------------------------

                                                               /s/ EJO
                                                               ---------------
                                                               Tenant Initials

     Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.

                                  ARTICLE 46
                                  ----------
                  CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY
                  ------------------------------------------

     If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he or she has full authority to do so and that this Lease binds the corporation. If Tenant is a partnership or limited-liability company, each person signing this Lease for Tenant represents and warrants that he or she has full authority to sign for the partnership or the limited-liability company, as the case may be, and that this Lease binds the limited liability company or partnership and all general partners of the partnership. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's delegation of authority which authorize the execution of this Lease, recorded statement of partnership or certificate of limited partnership or certificate of limited-liability company, as the case may be, or other evidence of such authority reasonably acceptable to Landlord.

                                  ARTICLE 47
                                  ----------
                          JOINT AND SEVERAL LIABILITY
                          ---------------------------

     If there is more than one party signing this Lease as Tenant, all parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

                                  ARTICLE 48
                                  ----------
                                INTERPRETATION
                                --------------

     The captions of the Articles of this Lease, and each specific Section or paragraph within the respective Articles, are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Premises with Tenant's expressed or implied permission. In any provision relating to the conduct, acts or omissions of Landlord, the term "Landlord" shall include Landlord's agents, employees, contractors, invitees, or successors.

                                  ARTICLE 49
                                  ----------
               INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS
               ------------------------------------------------

     This Lease is the only agreement between the parties pertaining to the lease of the Premises and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

                                  ARTICLE 50
                                  ----------
                             WAIVER OF JURY TRIAL
                             --------------------

     Landlord and Tenant by this Article 50 waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's

                                                               /s/ EJO
                                                               ---------------
                                                               Tenant Initials
use or occupancy of the Premises, or any other claims and any emergency statutory or any other statutory remedy.

                                  ARTICLE 51
                                  ----------
                             ESTOPPEL CERTIFICATES
                             ---------------------

     Within twenty (20) days after written request from Landlord, Tenant shall execute and deliver to Landlord or Landlord's designee, a written certificate in the form of Exhibit H, attached hereto and incorporated herein by this reference or such other certificate that certifies that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), states the dates to which rent and other charges payable under the Lease have been paid, states that to Tenant's actual knowledge, without investigation, Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further states such other matters as Landlord shall reasonably require. Tenant acknowledges that any such statement may be relied upon by any Mortgagee, prospective Mortgagee, purchaser or prospective purchaser of the Building or any interest therein for the purpose of estopping Tenant from making a contrary claim. Tenant's failure to execute and deliver any certificate or agreement hereunder within the time required shall, at Landlord's election, be a default under this Lease; provided further, in the event Tenant fails deliver the foregoing estoppel certificate within five business days after written notice from Landlord that Tenant has failed to deliver the certificate within the original 20 day period, Tenant shall be liable for all damages to Landlord proximately caused by such failure. Any certificate, instrument, and/or agreement referred to in this Article 51 may at Landlord's election be in recordable form and may at Landlord's election be duly recorded.

                                  ARTICLE 52
                                  ----------
                                   NO MERGER
                                   ---------

     The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option, (i) terminate all or any subleases and subtenancies or (ii) operate as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option under this Article 52 will be exercised by written notice to Tenant and all known sublessees or subtenants in the Premises or any part of the Premises.

                                  ARTICLE 53
                                  ----------
                                 COUNTERPARTS
                                 ------------

     This Lease may be executed in counterparts, and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

                                  ARTICLE 54
                                  ----------
                           SATELLITE DISH FACILITIES
                           -------------------------

     Tenant shall have the nonexclusive right, at Tenant's sole cost and expense, to install and maintain, on the roof of the Building behind the parapet at a location designated by Landlord, one 6 foot diameter satellite dish for use in connection with Tenant's business operations, together with cables extending from such satellite dish to the Premises (collectively "Satellite Facility"). Tenant shall have sole responsibility and liability with respect to the Satellite Facility's compliance with: (i) any declaration of covenants conditions or restrictions applicable to the Property, (ii) the roof warranty and (iii) any law, regulation, ordinance or zoning imposed by any governmental body having authority over the Property.

                                                               /s/ EJO
                                                               ---------------
                                                               Tenant Initials

Tenant's installation of the Satellite Facility shall comply with the provisions of Section 12 of this Lease. The Satellite Facility shall be considered as part of the Premises and subject to all applicable terms of the Lease. The installation of the Satellite Facility shall be by a licensed structural engineer (or such other engineer or contractor as may be approved by Landlord in writing, which approval shall not be unreasonably withheld or delayed) and in accordance with plans and specifications approved by the Landlord (which approval shall not be unreasonably withheld or delayed) and all applicable governmental authorities. Tenant shall be solely responsible for maintaining all insurance, licenses and permits for the Satellite Facility and its operation. Tenant, at its sole cost and expense shall cause the Satellite Facility to be screened from view by the public with screening processes and materials reasonably approved by Landlord. Tenant shall have the right at its sole risk and expense of access to the Building rooftop in order to perform maintenance on the Satellite Facility; provided that such access to the Building rooftop shall, except in the case of emergency, be upon prior written notice Landlord and the Landlord shall have the right to have a representative present. Upon termination of the Lease for any reason, Tenant shall at Tenant's expense promptly remove the Satellite Facility and repair any damage to the roof of the Building and the Premises caused by such removal or original installation. Tenant hereby agrees to indemnify Landlord against any damage caused to the roof of the Building including any damage to other tenants in the Building or to the Common Area which result from Tenant's installation or removal of the Satellite Facility. This provision shall survive termination of the Lease.

                                  ARTICLE 55
                                  ----------
                             STANDARD FOR APPROVAL
                             ---------------------

     Whenever Landlord's approval is required hereunder, such approval shall not be unreasonably withheld (except as expressly permitted hereunder or designated as a matter reserved to Landlord's sole discretion) or delayed.

                                  ARTICLE 56
                                  ----------
                                   EXHIBITS
                                   --------

     All Exhibits as listed on the "List of Agreements" preceding or attached hereto, are incorporated herein and made a part of this Lease for all purposes.

                                  ARTICLE 57
                                  ----------
                          LANDLORD'S REPRESENTATIONS
                          --------------------------

     Landlord represents and warrants to Tenant (i) that Landlord is the fee simple owner of the Building, subject to all matters of record; (ii) that Landlord has not leased or agreed to lease the Premises to any other party;
(iii) a complete copy of Schedule B-II of the Title Insurance Commitment No. 01023987-207 dated August 17, 1999 has been provided to Tenant, and since the date of such Commitment, Landlord has not recorded or caused to be recorded any restrictions upon the Property which would materially affect Tenant's use of the Premises or increase Tenant's obligations under this Lease; and (iv) the electrical systems serving the Premises have a capacity of at least five (5) watts per Usable Square Foot in the Premises.

     Landlord agrees that Tenant may designate appropriate sundry shop vendors and food service vendors within the Premises, subject to Landlord's approval.

                                  ARTICLE 58
                                  ----------
                                PURCHASE OPTION
                                ---------------

                                                               /s/ EJO
                                                               ---------------
                                                               Tenant Initials

     The Tenant shall have the right to purchase Building by the exercise of the Right of First Offer attached hereto as Exhibit K.
                                        ----------

                                                               /s/ EJO
                                                               ---------------
                                                               Tenant Initials

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease (which may be in multiple original counterparts) as of the day and year first above written.


DELPHI AUTOMOTIVE SYSTEMS LLC,               TROY DEVELOPMENT #2, LLC, a
a Delaware limited liability company         Colorado limited liability company

   By:  Delphi Automotive Systems Inc.,
        a Delaware corporation               By: /s/ Paul W Powers
                                                 -------------------------------
   Its: Managing Member                          _________, Authorized Statutory

                                             "Landlord"        PAUL W POWERS
   By:  /s/ Edward J. O'Neill
        -------------------------
   Its: Authorized Signatory

"Tenant"       EDWARD J. O'NEILL
          MANAGER, REAL ESTATE SERVICES


EXECUTION RECOMMENDED
WORLDWIDE REAL ESTATE

BY /s/ [ILLEGIBLE]
   ---------------------------

                                                               /s/ EJO
                                                               ---------------
                                                               Tenant Initials